PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
Prepaid Expenses And Other Current Assets
SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	December 31,
	2022	2021
	(in thousands)
Value-added tax receivable	602	3,916
Prepaid income taxes	1,763	2,712
Advances to suppliers	4,000	1,362
Prepaid expenses	1,445	248
Insurance recoveries	4,708	-
Other current assets	3,827	3,724
Total	$16,345	$11,962